     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 3, 2003

                                                   REGISTRATION NO. 333-________

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               APACHE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           DELAWARE                                                     NO. 41-0747868
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)              (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

         2000 POST OAK BOULEVARD, SUITE 100, HOUSTON, TEXAS 77056-4400
                                 (713) 296-6000

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               APACHE CORPORATION
                        EXECUTIVE RESTRICTED STOCK PLAN

                            (FULL TITLE OF THE PLAN)


           ERIC L. HARRY, VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                               APACHE CORPORATION
          2000 POST OAK BOULEVARD, SUITE 100, HOUSTON, TEXAS 77056-4400
                                 (713) 296-6000
  (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                          CODE, OF AGENT FOR SERVICE)

                         CALCULATION OF REGISTRATION FEE

           Title of                                 Proposed Maximum       Proposed Maximum
       Securities to be          Amount to be      Offering Price Per     Aggregate Offering       Amount of Registration
        Registered (1)            Registered           Share (2)               Price (2)                  Fee (2)
  ----------------------------  --------------     ------------------     ------------------       ----------------------
       Common Stock, par
  value $1.25 per share, and    250,000 shares           $56.82               $14,205,000                  $1,307
  associated Preferred Stock
      Purchase Rights (3)


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rules 457(c) and 457(h), the offering price and registration fee are computed on the basis of the average of the high and low prices of the Common Stock, as reported on The New York Stock Exchange, Inc. Composite Transactions Reporting System for December 31, 2002.

(3) Preferred Stock Purchase Rights are evidenced by certificates for shares of the Common Stock and automatically trade with the Common Stock. Value attributable to such Preferred Stock Purchase Rights, if any, is reflected in the market price of the Common Stock.

This registration statement on Form S-8 is being filed by the registrant, Apache Corporation ("Apache"), for the purpose of registering an additional 250,000 shares of Apache Common Stock, par value $1.25 per share ("Apache Common Stock"), for issuance under the terms of the Apache Corporation Executive Restricted Stock Plan, formerly known as the Apache Corporation Pilot Executive Restricted Stock Plan and referred to herein as the Plan. Such 250,000 shares of Apache Common Stock have been reserved and authorized for issuance from the capital stock held in Apache's treasury. A registration statement on Form S-8 for the initial shares issueable under the plan was filed by Apache on July 31, 2002 and amended by the post-effective amendment no. 1 thereto filed on December 30, 2002. The contents of that initial registration statement, as amended, are incorporated fully herein by reference.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


CONSENT OF ARTHUR ANDERSEN LLP

         The consolidated financial statements of Apache and its subsidiaries as of and for the year ended December 31, 2001 incorporated by reference in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Arthur Andersen LLP has not consented to the inclusion of their report in this registration statement, and Apache has dispensed with the requirement to file their consent in reliance upon Rule 437a of the Securities Act of 1933. Because Arthur Andersen LLP has not consented to the inclusion of their report, you will not be able to recover against Arthur Andersen LLP under
Section 11 of the Securities Act of 1933 for any untrue statements of a material fact contained in the financial statements audited by Arthur Andersen LLP or any omissions to state a material fact required to be stated therein.

ITEM 8. EXHIBITS.

The following exhibits are filed herewith unless otherwise indicated:

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT

   4.1 Restated Certificate of Incorporation of Apache Corporation (incorporated by reference to Exhibit 99.1 to Apache's Current Report on Form 8-K, dated December 17, 1999, Commission File No. 1-4300)

   4.2 Bylaws of Apache Corporation, as amended May 2, 2002 (incorporated by reference to Exhibit 3.1 to Apache's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, Commission File No. 1-4300)

   4.3 Form of Registrant's Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Apache's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No. 1-4300)

   4.4 Rights Agreement, dated January 31, 1996, between Apache and Norwest Bank Minnesota, N.A., rights agent (incorporated by reference to Exhibit (a) to Apache's Registration Statement on Form 8-A, dated January 24, 1996, Commission File No. 1-4300)

   4.5 Apache Corporation Executive Restricted Stock Plan, as amended December 18, 2002, effective as of May 2, 2002 (incorporated by reference to Exhibit 4.5 to Post Effective Amendment No. 1 to Apache's Registration Statement on Form S-8, Registration No. 333-97403, filed December 30, 2002).

  *5.1 Opinion of legal counsel regarding legality of securities being registered

 *23.1            Consent of Ryder Scott Company Petroleum Engineers

 *23.2            Consent of legal counsel included in Exhibit 5.1

 *24.1 Power of Attorney included as part of the signature pages of this Registration Statement

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*Filed herewith

ITEM 9. UNDERTAKINGS.

(a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement relating to the securities offered herein shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4), or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

         (6) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas.

                                       APACHE CORPORATION




Date:   January 2, 2003                By: /s/ G. Steven Farris
                                          -------------------------------------
                                          G. Steven Farris,
                                          President, Chief Executive Officer
                                          and Chief Operating Officer



                                POWER OF ATTORNEY

The undersigned directors and officers of Apache Corporation do hereby constitute and appoint Raymond Plank, G. Steven Farris, Eric L. Harry and Roger
B. Plank, and each of them, with full power of substitution, our true and lawful attorneys-in-fact to sign and execute, on behalf of the undersigned, any and all amendments (including post-effective amendments) to this Registration Statement; and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the dates indicated.


SIGNATURE                                            TITLE                                                 DATE
---------                                            -----                                                 ----

/s/ G. Steven Farris                                 Director;
----------------------------------------             President, Chief Executive Officer
G. Steven Farris                                     and Chief Operating Officer
                                                     (Principal Executive Officer)                    January 2, 2003


/s/ Roger B. Plank                                   Executive Vice President and
----------------------------------------             Chief Financial Officer
Roger B. Plank                                       (Principal Financial Officer)                    January 2, 2003

/s/ Thomas L. Mitchell                               Vice President and
----------------------------------------             Controller
Thomas L. Mitchell                                   (Principal Accounting Officer)                   January 2, 2003

SIGNATURE                                            TITLE                                                 DATE
---------                                            -----                                                 ----

/s/ Raymond Plank                                    Director and
----------------------------------------             Chairman of the Board                          January 2, 2003
Raymond Plank


/s/ Frederick M. Bohen                               Director
----------------------------------------
Frederick M. Bohen                                                                                  January 2, 2003


/s/ Randolph M. Ferlic                               Director
----------------------------------------
Randolph M. Ferlic                                                                                  January 2, 2003


/s/ Eugene C. Fiedorek                               Director
----------------------------------------
Eugene C. Fiedorek                                                                                  January 2, 2003


/s/ A. D. Frazier, Jr.                               Director
----------------------------------------
A. D. Frazier, Jr.                                                                                  January 2, 2003


/s/ Patricia Albjerg Graham.                         Director
----------------------------------------
Patricia Albjerg Graham                                                                             January 2, 2003


/s/ John A. Kocur                                    Director
----------------------------------------
John A. Kocur                                                                                       January 2, 2003


/s/ George D. Lawrence Jr.                           Director
----------------------------------------
George D. Lawrence Jr.                                                                              January 2, 2003


/s/ F. H. Merelli                                    Director
----------------------------------------
F. H. Merelli                                                                                       January 2, 2003


/s/ Rodman D. Patton                                 Director
----------------------------------------
Rodman D. Patton                                                                                    January 2, 2003


/s/ Charles J. Pitman                                Director
----------------------------------------
Charles J. Pitman                                                                                   January 2, 2003

INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
------            ----------------------
    4.1           Restated Certificate of Incorporation of Apache Corporation
                  (incorporated by reference to Exhibit 99.1 to Apache's Current
                  Report on Form 8-K, dated December 17, 1999, Commission File
                  No. 1-4300)

    4.2           Bylaws of Apache Corporation, as amended May 2, 2002
                  (incorporated by reference to Exhibit 3.1 to Apache's
                  Quarterly Report on Form 10-Q for the quarter ended March 31,
                  2002, Commission File No. 1-4300)

    4.3 Form of Registrant's Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Apache's Annual Report on Form
                  10-K for the year ended December 31, 1995, Commission File No.
                  1-4300)

    4.4           Rights Agreement, dated January 31, 1996, between Apache and
                  Norwest Bank Minnesota, N.A., rights agent (incorporated by reference to Exhibit (a) to Apache's Registration Statement on
                  Form 8-A, dated January 24, 1996, Commission File No. 1-4300)

    4.5           Apache Corporation Executive Restricted Stock Plan, as amended
                  December 18, 2002, effective as of May 2, 2002 (incorporated by reference to Exhibit 4.5 to Post Effective Amendment No. 1 to Apache's Registration Statement on Form S-8, Registration
                  No. 333-97403, filed December 30, 2002).

   *5.1 Opinion of legal counsel regarding legality of securities being registered

  *23.1           Consent of Ryder Scott Company Petroleum Engineers

  *23.2           Consent of legal counsel included in Exhibit 5.1

  *24.1 Power of Attorney included as part of the signature pages of this Registration Statement


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*Filed herewith